UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 2, 2011

Assisted Living Concepts, Inc.
(Exact name of registrant as specified in its charter)

Nevada	001-13498	93-1148702
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

W140 N8981 Lilly Road, Menomonee Falls, Wisconsin	53051
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (262) 257-8888

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders
The Annual Meeting of Stockholders of Assisted Living Concepts, Inc. (the “Company”) was held on May 2, 2011 (“Annual Meeting”). At the Annual Meeting, the matters submitted for a vote were a proposal to elect eight directors to serve as directors until the 2012 Annual Meeting of Stockholders and until their respective successors are elected and qualified, an advisory vote on the compensation of the Company’s named executive officers, an advisory vote on the frequency of future votes on the compensation of the Company’s named executive officers, and the ratification of the appointment of Grant Thornton LLP as the Company’s independent auditor for 2011.
A total of 7,464,263 shares of Class A Common Stock and 1,377,423 shares of Class B Common Stock were represented at the meeting in person or by proxy. Each share of Class A Common Stock was entitled to one vote and each share of Class B Common Stock was entitled to ten votes. Accordingly, a total of 21,238,493 votes were represented at the meeting. As of the record date for the meeting, there were 10,003,069 shares outstanding of Class A Common Stock and 1,468,553 shares outstanding of Class B Common Stock.
All of the nominated directors were elected. The results of the vote on the election of directors were:

Name	For	Withheld	Broker Non-Votes
Laurie A. Bebo	20,587,711	217,453	433,329
Alan Bell	20,631,137	174,027	433,329
Derek H.L. Buntain	19,981,468	823,696	433,329
David J. Hennigar	17,424,380	3,380,784	433,329
Malen S. Ng	20,631,137	174,027	433,329
Melvin A. Rhinelander	20,586,994	218,170	433,329
Charles H. Roadman II, MD	20,631,097	174,067	433,329
Michael J. Spector	20,631,077	174,087	433,329
The advisory vote on the compensation paid to the Company’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables and narrative discussion, approved such compensation. The results of the advisory vote on the compensation for the Company’s named executive officers were:

For	Against	Abstain	Broker Non-Votes
20,771,340	31,693	2,131	433,329
The frequency of future advisory votes on the compensation paid to the Company’s named executive officers receiving the greatest number of votes was three years. The results of the vote on the frequency of future advisory votes on the compensation of the Company’s named executive officers were:

Three Years	Two Years	One Year	Abstain	Broker Non-Votes
15,079,055	13,518	5,710,130	2,461	433,329
In accordance with the voting results on this item, the Company’s Board of Directors has determined that the Company will hold an advisory vote on executive compensation every three years until the next stockholder vote on the frequency of stockholder votes on the compensation of executives. The next required vote on the frequency will be in six years.

The appointment of Grant Thornton LLP as the Company’s independent auditor was ratified. The results of the vote on the ratification of the appointment of Grant Thornton LLP were:

For	Against	Abstain
21,235,481	2,388	624
There were no broker non-votes on this proposal.
SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.
Date: May 5, 2011

By:  /s/ John Buono
John Buono
Senior Vice President,
Chief Financial Officer & Treasurer